As filed with the Securities and Exchange Commission on May 19, 2008
(Registration No. 333-____________)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

We R You Corporation
(Name of small business issuer in its charter)

Delaware		02-0783451
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

13520 Oriental St.
Rockville, MD 20853
(301)-460-5818

(Address and telephone number of principal executive offices)

Mr. Steven van Zutphen, Director
Mr. John Maier, Director
Mr. Robert Wagner, Director
Mr. Jim Trainor, Director
13520 Oriental St.
Rockville, MD 20853
(301) 460-5818

(Name, address and telephone number of agent for service)

Copy of all communications to:

David E. Price, Esq.,
Secretary, Corporate Attorney
13520 Oriental St.
Rockville, MD 20853
Ph. (301) 460-5818
Fax:(301) 560-6665

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

On March 14th, the name of the company was officially changed from Textechnologies, Inc to We R You Corporation.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTECHNOLOGIES.COM

Dated:  May 19th, 2008

By:	/S/ STEVEN VAN ZUTPHEN, DIR

/S/ JOHN MAIER, DIR

/S/ ROBERT WAGNER, DIR

/S/ JIM TRAINOR, DIR

ITEM 9.01 – EXHIBITS

3.i) Amendment State of Delaware